Prospectus Supplement	November 16, 2016

The Putnam Fund for Growth and Income
Prospectus dated February 29, 2016

The sub-section Your fund’s management in the section Fund summary and the subsection The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio manager is now Darren Jaroch and the fund’s assistant portfolio manager is Walter Scully.

Mr. Jaroch, who joined the fund in November 2016, has been employed by Putnam Management since 1999 and over the past five years has been employed as Portfolio Manager.

Mr. Scully, who joined the fund in November 2016, has been employed by Putnam Management since 1996 and over the past five years has been employed as Portfolio Manager and Analyst.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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